    As filed with the Securities and Exchange Commission on February 10, 2003
                                                              FILE No. 333-93367
                                                                        811-4160
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                 Post-Effective Amendment No. 4 on Form N-6
                     to Registration Statement on Form S-6

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No.   2


                             JPF SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden, Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------



Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   _____  On (date) pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   __X__  On April 28, 2003, pursuant to paragraph (a)(1) of Rule 485.



     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                   MAY 1, 2003

                                  ENSEMBLE III

                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
 One Granite Place, Concord, New Hampshire 03301   Telephone No.: 1-800-258-3648

This Prospectus describes the Ensemble III Variable Life Insurance
Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II

AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2

AYCO GROWTH FUND
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2

MFS RESEARCH SERIES
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES FUND: CLASS 2
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REITINDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
POLICY BENEFITS/RISKS SUMMARY                                               3
POLICY RISKS                                                                4
PORTFOLIO RISKS                                                             5
FEE TABLES                                                                  6
DEFINITIONS                                                                11
THE COMPANY                                                                12
THE SEPARATE ACCOUNT                                                       13
INVESTMENT AND FIXED ACCOUNT OPTIONS                                       14
   Separate Account Investments                                            14
   Investment Advisers and Objectives for Each of the Funds                14
   Mixed and Shared Funding; Conflicts of Interest                         18
   Fund Additions, Deletions or Substitutions                              18
   General Account                                                         18
POLICY CHOICES                                                             19
   General                                                                 19
   Premium Payments                                                        19
   Modified Endowment Contract                                             19
   Compliance with the Internal Revenue Code                               20
   Backdating                                                              20
   Allocation of Premiums                                                  20
   Death Benefit Options                                                   20
   Transfers and Allocations to Funding Options                            22
   Telephone Transfers, Loans and Reallocations                            22
   Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)   23
POLICY VALUES                                                              23
   Accumulation Value                                                      23
   Unit Values                                                             24
   Net Investment Factor                                                   24
   Surrender Value                                                         24
CHARGES & FEES                                                             25
   Charges & Fees Assessed Against Premium                                 25
   Charges & Fees Assessed Against Accumulation Value                      25
   Charges & Fees Assessed Against the Separate Account                    25
   Charges Deducted Upon Serrender                                         27
   Surrender Charges on Serrenders and Withdrawls                          27
   Surrender Charges on Increases in Specified Amount                      28
POLICY RIGHTS                                                              28
   Surrenders                                                              28
   Withdrawals                                                             28
   Grace Period                                                            28
   Reinstatement of a Lapsed or Terminated Policy                          29
   Coverage Beyond Insured's Attained Age 100                              29
   Right to Defer Payment                                                  29
   Policy Loans                                                            30
   Policy Changes                                                          31
   Right of Policy Examination ("Free Look Period")                        32
   Supplemental Benefits                                                   32
DEATH BENEFIT                                                              34
POLICY SETTLEMENT                                                          34
   Settlement Options                                                      34
ADDITIONAL INFORMATION                                                     35
   Reports to Policyowners                                                 35
   Right to Instruct Voting of Fund Shares                                 35
   Disregard of Voting Instructions                                        36
   State Regulation                                                        36
   Legal Matters                                                           36
   Financial Statements                                                    36
   Employment Benefit Plans                                                36
TAX MATTERS                                                                37
   General                                                                 37
   Federal Tax Status of the Company                                       37
   Life Insurance Qualification                                            37
   Charges for JP Financial Income Taxes                                   39
MISCELLANEOUS POLICY PROVISIONS                                            40
   The Policy                                                              40
   Payment of Benefits                                                     40
   Suicide and Incontestability                                            40
   Protection of Proceeds                                                  40
   Nonparticipation                                                        40
   Changes in Owner and Beneficiary; Assignment                            40
   Misstatements                                                           40
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                                              A-1

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

     POLICY BENEFITS/RISKS SUMMARY

-    POLICY BENEFITS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

     The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the funds underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-    ISSUANCE AND UNDERWRITING

     We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

-    DEATH BENEFIT

     The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

     CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

     COVERAGE GUARANTEE: If your total premiums (less withdrawals and Policy
     Debt) exceed the cumulative required no-lapse premiums, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

-    ACCESS TO CASH VALUE

     LOANS: You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

     PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Cash Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

     SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-    FLEXIBILITY OF PREMIUMS

     After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount your select. You may also choose to make pre-authorized automatic monthly premium payments.

-    "FREE LOOK" PERIOD

     You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-    OWNERSHIP RIGHTS

     While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-    SEPARATE ACCOUNT

     The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-    GENERAL ACCOUNT

     You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

-    TRANSFERS

     GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge $50 for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

     DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

     PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-    SETTLEMENT OPTIONS

     There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-    CASH VALUE

     Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-    TAX BENEFITS

     Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-    SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

     POLICY RISKS

-    INVESTMENT RISK

     If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

-    SUITABILITY

     Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Policy if you will need your Cash Value in a short period of time.

-    RISK OF LAPSE

     If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse (1) if you cover the monthly deduction by making timely payment of the minimum premium amount required to keep your no-lapse guarantee in effect; or (2) if you make a payment sufficient to cover the monthly deduction for the current month and the next two months before the end of the Grace Period. Subject to certain conditions you may reinstate a lapsed Policy.

-    TAX RISKS

     Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

     Existing tax laws that benefit this Policy may change at any time.

-    WITHDRAWAL AND SURRENDER RISKS

     A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

     A surrender or partial withdrawal may have tax consequences.

-    LOAN RISKS

     Taking a loan from your policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value and will reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

     PORTFOLIO RISKS

     Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

     The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectus. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

     FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.


                                                TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS
CHARGE                         DEDUCTED               AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Maximum Premium Load           Each Premium           Guaranteed: 3% of premium in all years
                               Payment                Current: 3% of premium in Policy Years 1-10

Premium Tax Charge (1)         Each Premium           2.5% of premium
                               Payment

Federal Income Tax Charge (1)  Each Premium           1.25% of premium
                               Payment

Surrender Charge (2)           Policy surrender,      MAXIMUM = $47.04 per $1,000 of Specified Amount (policy
                               partial withdrawal,    surrendered in 1st policy year for male smoker age 68)
                               or decrease in
                               Specified Amount       MINIMUM = $.36 per $1,000 of Specified Amount (policy
                               in first nine Policy   surrendered in 9th policy year, for female non-smoker,
                               Years and first        ages 0 through 15)
                               nine years after
                               any increase in        For 42 year old, male non-smoker, Preferred Plus rating class: $12.28
                               Specified Amount       per $1,000 of in Policy year 1, declining to $2.45 per $1,000 of
                                                      Specified Amount in Policy year 9

Transfer Fees                  Upon Transfer          $0 on first 12 transfers in each Policy Year; $50 on each
                                                      transfer thereafter

Withdrawal Charge              Upon Withdrawal        The lesser of $50 or 2% of the partial withdrawal amount.

In-force Policy Illustrations  Upon Request           $50 (3)


(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. The Surrender Charge declines to 0 after the 9th Policy Year, as shown in the table below:


                                                       SURRENDER CHARGE AS
                                                      PERCENTAGE OF INITIAL
                       POLICY YEAR                      SURRENDER CHARGE
                       -----------                    ---------------------
                           0-5                                 100%

                             6                                  80%

                             7                                  60%

                             8                                  40%

                             9                                  20%

                            10+                                  0%

     The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT, beginning on page 27.

(3)  We currently waive this charge.

     THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

                          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS         AMOUNT DEDUCTED
CHARGE                         DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance              Monthly on             Minimum: $0.02 per thousand
(per $1,000 of net             Monthly                Maximum: $83.33 per thousand
amount at risk) (1)            Anniversary
                               Date                   For 42 year old male non-smoker, Preferred Plus rating class:
                                                      Minimum: $0.1175 per thousand
                                                      Maximum: $0.29724 per thousand of Specified Amount

Acquisition Charge             Monthly on             Maximum: $1.33 per thousand in Policy Year 1
(per $1,000 of Specified       Monthly                $0.67 per thousand in Policy Year 2
Amount) (2)                    Anniversary            $0.00 thereafter
                               Date

                                                      For 42-year old male, non-smoker, Preferred Plus rating class:
                                                      $0.2456 per $1,000 of Specified Amount

Mortality and Expense          Accrued Daily          Maximum:
Risk Charge (3)                                       Policy Years 1-25:  0.85% annually
                                                      Policy Years 26+: 0.60% annually

                                                      Current:
                                                      Policy Years 1-25:  0.60% annually
                                                      Policy Years 26+: 0.10% annually

Administrative Expense         Monthly on             $10 per month
Charge                         Monthly
                               Anniversary
                               Date

Federal Income Tax             Each Valuation         Currently none (4)
Charge                         Period


(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 26. The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2) The percentage shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-smoker, Preferred Plus rating class is XX.XX per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "acquisition charge", beginning on page 26.

(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 27 below.

     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFIT CHARGES" BELOW.

                                                 RIDER CHARGES
---------------------------------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS
                               DEDUCTED               AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Accelerated Benefit            Deducted from          $250
                               benefit payment
Accidental Death Benefit       Monthly on             $0.07 - $0.16 per $1000 of Insurance Risk
                               the Monthly
                               Anniversary Date
                                                      $0.08 per $1,000 for 42 year old male non-smoker, Preferred Plus rating class (1)

Additional Coverage            Monthly Charge,        $0.01 per $1,000 of Rider Specified Amount
                               Deducted Monthly
                               on the Monthly
                               Anniversary Date

                               Rider Acquisition      $0.27 to $1.33 per $1000 of Rider Specified Amount in Rider
                               Charge, Deducted       Years 1 and 2
                               Monthly on the
                               Monthly Anniversary
                               Date
                                                      $0.29724 per $1,000 of Rider Specified Amount for 42 year old male non-smoker, Preferred Plus rating class

                               Rider Surrender        $2.61 - $53.07 per $1000 of Rider Specified Amount in Rider Charge
                               Charge                 Years 1 through 9
                                                      $28.32 in Policy year 1, decreasing to $5.31 in Policy year 9 for
                                                      42 year old male non-smoker, Preferred Plus rating class (2)

Automatic Increase             Monthly on             Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount
                               the Monthly
                               Anniversary Date
                                                      $0.01 per $1,000 for 42 year old male non-smoker, Preferred Plus rating class (3)

Children's Term Insurance      Monthly on             $.50 per $1000 of Death Benefit
                               the Monthly
                               Anniversary Date

Death Benefit Maintenance      Beginning at           $6.79458 per $1,000 of rider amount, offset by reduction in
                               Attained Age 90,       Cost of Insurance
                               Monthly on
                               the Monthly
                               Anniversary Date

Disability Waiver of           Monthly on             4.8% - 23.7% increase in monthly charges
Deductions                     the Monthly
                               Anniversary Date
                                                      7.5% increase in monthly charges for 42 year old male non-smoker,
                                                      Preferred Plus rating class (4)

Disability Waiver of           Monthly on             $0.0172 - 0.1371 per $1 of Specified Premium waived
Specified Premium              the Monthly
                               Anniversary Date
                                                      $0.0470 per $1 of Specified Premium waived for 42 year old male non-smoker, Preferred Plus rating class (5)

Guaranteed Death Benefit       Monthly on             $0.01 per $1000 of Specified Amount.
                               the Monthly
                               Anniversary Date

---------------------------------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS
RIDER CHARGES                  DEDUCTED               AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability        Monthly on             $0.03 - $0.16 per $1,000 of Specified Amount
Rider                          the Monthly
                               Anniversary Date
                                                      $0.16 per $1,000 for 42 year old male non-smoker, Preferred Plus rating class (6)

Spouse Term Rider              Monthly on             $0.07334 - $25.47888 per $1,000 of Death Benefit
                               the Monthly
                               Anniversary Date
                                                      $.20337 per $1,000 for 42 year old female non-smoker, Preferred Plus rating class (2)

Supplemental Coverage          Monthly on             Rider Specified Amount is added to the Policy Death Benefit for
Rider                          Monthly                purposes of calculating the COI charge under the base Policy
                               Anniversary Date,
                               as part of COI
                               charge under the
                               base Policy

                               Monthly Charge,        $0.01730-$18.5231 per $1,000 of Rider Specified Amount(2)
                               Deducted Monthly
                               on Monthly
                               Anniversary Date
                                                      $0.03247 per $1,000 for 42 year old male non-smoker, Preferred Plus rating class

                               Rider Acquisition      [$x.xx] to $x.xx of Rider Specified Amount in Rider Year 1 and
                               Charge, Deducted       [$x.xx] to [$x.xx] of Rider Specified Amount in Rider Year 2
                               Monthly on Monthly
                               Anniversary Date
                                                      [$x.xxxx] of Rider Specified Amount in Rider Year 1 and
                                                      [$x.xxxx] of Rider Specified Amount in Rider Year 2 for 42 year old male non-smoker, Preferred Plus rating class

                               Unit Expense           Guaranteed: [$0.01 per $1,000 Rider Specified Amount]
                               Charge, deducted
                               Monthly on Monthly
                               Anniversary Date


(1)  The monthly rate for this rider is based on [  ].
(2)  See footnote (1) on page 7.
(3)  The monthly rate for this rider is based on [  ].
(4) The charge percentage for this rider is based on Attained Age of the Insured.
(5) The monthly rate for this rider is based on sex, Attained Age, and rating class of the Insured.
(6) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.
(7)  See footnote (2) on page 7.

     THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED AGAINST
                                THE UNDERLYING FUNDS(1)
                                                                                 MINIMUM      MAXIMUM
                                                                                 -------      -------
Total Annual Portfolio Operating Expenses (expenses that are                     [0.30%]      [5.35%]
deducted from Portfolio assets, including management fees, distribution
(12b-1) fees, and other expenses), without waivers or expense reimbursements

Total Annual Portfolio Operating Expenses (expenses that are                     [0.30%}      [1.98%]
deducted from Portfolio assets, including management fees, distribution
(12b-1) fees, and other expenses), with waivers and expense reimbursements


(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended [December 31, 2002] for the Portfolios in which the Variable Account invests. [Note: This section will be updated by post-effective amendment.]
     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through [April 30, 2002]. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were [1.98%] and [0.28%], respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.

     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

     The figures in the following table show expense ratios for the individual Portfolios for the year ended [December 31, 2002], except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

     INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
     (as a percentage of average net assets)
     NOTE: Fees and charges will be updated by post-effective amendment


                                                                        12b-1                  TOTAL PORTFOLIO     TOTAL PORTFOLIO
                                                                     DISTRIBUTION                   ANNUAL         ANNUAL EXPENSES
                                                                        AND/OR                     EXPENSES      (AFTER CONTRACTUAL
                                                        MANAGEMENT    SERVICING       OTHER    (BEFORE EXPENSE         EXPENSE
                                                           FEES          FEES       EXPENSES    REIMBURSEMENTS)    REIMBURSEMENTS)
                                                       ------------  ------------   --------   ----------------  ------------------
JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Mid-Cap Growth Portfolio (1)
JPVF Capital Growth Portfolio (2)
JPVF Small Company Portfolio
JPVF Mid-Cap Value Portfolio (1)
JPVF S&P 500 Index Portfolio (3)
JPVF Small-Cap Value Portfolio (1)
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
American Century VP International Fund
American Century VP Value Fund Class II
American Funds Insurance Series, Growth Fund, Class 2
American Funds Insurance Series, Growth-Income
   Fund, Class 2
Ayco Growth Fund (4)
Fidelity VIP Growth Portfolio (5)
Fidelity VIP Equity-Income Portfolio (5)
Fidelity VIP Contrafund(R) Portfolio (5)
Fidelity VIP Investment Grade Bond Portfolio,
   Service Class 2
Franklin Small Cap Value Securities Fund, Class 2
MFS(R) Research Series
MFS(R) Utilities Series
PIMCO Total Return Portfolio (6)
ProFund VP Technology (7)
ProFund VP Healthcare (7)
ProFund VP Financial (7)
Scudder VIT Small Cap Index Fund-Class B (8)
T. Rowe Price Mid-Cap Growth Portfolio II (11)
Templeton Foreign Securities Fund: Class 2
Vanguard VIF Small Company Growth Portfolio (9)
Vanguard VIF Mid-Cap Index Portfolio (10)
Vanguard VIF REIT Index Portfolio (10)


(1)  Expense ratios were calculated on an annualized basis.

(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.

(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.

(5) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio.

(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.

(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.

(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.

(9) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.

(10) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.

(11) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to [.25%] annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

     DEFINITIONS

     ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

     AGE--The Insured's age at his/her nearest birthday.

     ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

     ATTAINED AGE--The Insured's age at the last Policy Anniversary.

     BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

     CASH VALUE--The Accumulation Value less any Surrender Charge.

     CODE--The Internal Revenue Code of 1986, as amended.

     COMPANY--Jefferson Pilot Financial Insurance Company.

     COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

     CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

     DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

     DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

     DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

     DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

     FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

     GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

     GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Surrender Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

     INSURED--The person on whose life the Policy is issued.

     ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

     ISSUE DATE--The effective date on which we issue the Policy.

     LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

     LOAN VALUE--Generally, 100% of the Policy's Cash Value on the date of a loan.

     MINIMUM ANNUAL PREMIUM--The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

     MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

     NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

     POLICY--The life insurance contract described in this Prospectus.

     POLICY DATE--The date set forth in the Policy from which policy years, policy months and policy anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

     POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

     PORTFOLIO--A separate investment series of one of the Funds.

     PREMIUM LOAD--A charge we assess against premium payments.

     PROOF OF DEATH--One or more of: a) a copy of a certified death certificate;
     b) a copy of a certified degree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

     SEC--Securities and Exchange Commission.

     SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

     SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

     SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

     STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

     SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

     SURRENDER VALUE--Cash Value less any Policy Debt.

     TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

     VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

     VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

     THE COMPANY

     Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in December of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

     We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.

     At December 31, 2002 the Company and its subsidiaries had total assets of approximately ___ billion and had ___ billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately ____ billion.

     We write individual life insurance and annuities. It is subject to Nebraska law governing insurance.

     We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

     THE SEPARATE ACCOUNT

     The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

     Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

     The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner. No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

     DIVISIONS. The Policies presently offer thirty-six Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

     INVESTMENT AND FIXED ACCOUNT OPTIONS

     You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy to the General Account.

     SELECTING INVESTMENT OPTIONS

     - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

     - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

     - BE INFORMED. Read this prospectus and the fund prospectuses before choosing your investment options.

-    SEPARATE ACCOUNT INVESTMENTS

     The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 36 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

     Jefferson Pilot Variable Fund, Inc. ("JPVF")
     American Century Variable Portfolios, Inc.

     American Funds Insurance Series

     Ayco Series Trust
     Deutsche VITFunds Trust
     Fidelity(R) Variable Insurance Products Fund ("VIP")
     Fidelity(R) Variable Insurance Products Fund II ("VIP II")
     Franklin Templeton Variable Insurance Products Trust
     MFS(R) Variable Insurance Trust
     PIMCO Variable Insurance Trust
     ProFunds VP
     T. Rowe Price Equity Series Inc.
     Vanguard Variable Insurance Fund

     Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

     The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-    INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

     The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

     American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Deutsche VIT Funds Trust. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates ("T. Rowe Price") is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterino & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

     Following are the investment objectives and managers for each of the
     Portfolios:

                                                   EQUITY PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
-------------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth prospects.

JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   T. Rowe
                                            interest income from portfolio securities, if any, is       Price
                                            incidental to the Portfolio's investment objective
                                            of long-term growth.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.                     ("Janus")

JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company
                                            portfolio of equity securities issued by small
                                            companies.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington Management
                                                                                                        Company

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Barclays Global Fund
                                            total return of common stocks publicly traded in            Advisors
                                            the United States, as represented by the S&P 500.

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher & Co.

JPVF Value Portfolio                        Long-term growth of capital by investing primarily          Credit Suisse
                                            in a wide range of equity issues that may offer             Management, LLC
                                            capital appreciation and, secondarily, seeks a
                                            reasonable level of current income.

JPVF International Equity Portfolio         Long-term growth of capital through investments             Marisco Capital
                                            in securities whose primary trading markets are             Management, LLC
                                            outside the United States.

JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              TIC
                                            primarily in stocks of companies organized in the
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.

American Century VP International Fund      Seeks capital growth.                                       American Century

American Century VP Value Fund, Class II    Seeks long-term capital growth.                             American Century
                                            Income is a secondary objective.

American Growth Fund, Class 2               Seeks long-term growth                                      Capital

American Growth-Income Fund, Class 2        Seeks long-term growth and income                           Capital

Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

                                                   EQUITY PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
-------------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).

VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

Franklin Small Cap Value                    Seeks long-term total return.                               TIC
   Securities Fund

MFS Research                                Seeks to provide long-term growth of capital and            MFS
                                            future income.

MFS Utilities                               Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio
                                            invested entirely in equity securities).

Templeton Foreign Securities                Seeks long-term capital growth.                             TIC
   Fund: Class 2

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
Index Fund Class B                          expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation by          T. Rowe Price
Growth Portfolio II                         investing in mid-cap stocks with potential for
                                            above-average earnings growth.

Vanguard VIF Small Company                  Seeks to provide long-term growth of capital.               Granahan and GMO
Growth Portfolio

Vanguard VIF Mid-Cap                        Seeks to provide long-term growth of capital                Vanguard
Index Portfolio                             by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

Vanguard VIF REIT Index                     Seeks to provide a high level of income and                 Vanguard
Portfolio                                   moderate long-term growth of capital.

(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                                            EQUITY AND FIXED INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
-------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Janus
                                            growth, consistent with conservation of capital,
                                            by investing primarily in common stocks and
                                            fixed income securities.
                                            FIXED INCOME PORTFOLIO CHOICES
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
-------------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                            income as is consistent with preservation of
                                            capital and liquidity.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.

VIP Investment Grade Bond Portfolio         Seeks to achieve as high a level of current                 FMR
                                            income as is consistent with preservation of
                                            capital and liquidity.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.


Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-    MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

     Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-    FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions;
     (b) the shares of a Portfolio are no longer available for investment; or
     (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

          (a)     to operate the Separate Account in any form permitted by law;

          (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

          (c) to transfer assets from one Division to another, or from any Division to our general account;

          (d)     to add, combine, or remove Divisions in the Separate Account;

          (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 28 below; and

          (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

     Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-    GENERAL ACCOUNT

     Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

     The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

     The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General

     Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

     We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

     If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

     POLICY CHOICES

-    GENERAL

     The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

     To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

     The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-    PREMIUM PAYMENTS

     The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250 ($50 for electronic fund transfers).

     If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 28).

     We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

     In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-    MODIFIED ENDOWMENT CONTRACT

     The Policy will be allowed to become a MEC under the Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding MEC status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the

     Policy until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep the Policy in compliance.

-    COMPLIANCE WITH THE INTERNAL REVENUE CODE

     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

     We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-    BACKDATING

     Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued. Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-    ALLOCATION OF PREMIUMS

     We will allocate premium payments, net of the premium tax charge, Federal DAC tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

     You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-    DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

     OPTION I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

     OPTION II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or
     (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

     OPTION III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

     The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

     DEATH BENEFIT QUALIFICATION TEST

     You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

     The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

     Following are the Corridor Percentages under the Guideline Premium Test:

                              CORRIDOR PERCENTAGES
                       (ATTAINED AGE OF THE INSURED AT THE
                         BEGINNING OF THE CONTRACT YEAR)

     AGE              %
    ----             ---
    0-40             250%
     41              243
     42              236
     43              229
     44              222
     45              215
     46              209
     47              203
     48              197
     49              191
     50              185%
     51              178
     52              171
     53              164
     54              157
     55              150
     56              146
     57              142
     58              138
     59              134
     60              130%
     61              128
     62              126
     63              124
     64              122
     65              120
     66              119
     67              118
     68              117
     69              116
     70              115%
     71              113
     72              111
     73              109
     74              107
   75-90             105
     91              104
     92              103
     93              102
     94+             101

     The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

     The tests differ as follows:

     (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

     (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

     (3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

     (4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

     You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

     The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                        CASH VALUE     GUIDELINE
                                       ACCUMULATION     PREMIUM
                                           TEST           TEST
                                       ------------    ----------
     Specified Amount                       100,000       100,000
     Accumulation Value                      52,500        52,500
     Corridor Percentage                        288%          215%
     Total Premiums less Withdrawals         15,000        15,000
     Death Benefit Option I                 151,200       112,875
     Death Benefit Option II                152,500       152,500
     Death Benefit Option III               151,200       115,000

     Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

     The Death Benefit will be set at 101% of the Cash Value on the Policy Anniversary Date nearest the Insured's Attained Age 100.

     After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate change in the Death Benefit, such change will be subject to evidence of insurability.

-    TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

     You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

     You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

     Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

     We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

     We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.

-    TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

     You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

     We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-    AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

     You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

     You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

     You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

     Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

     POLICY VALUES

-    ACCUMULATION VALUE

     The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

     On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly

     Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

          (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, PLUS

          (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

          (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

          (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

          (v) all withdrawals from the Division during the current Valuation Period.

     Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value adjustment allocated to the Divisions.

     We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as
     (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

          (i) is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

          (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

          (iii) is the Type B loan balance at the beginning of the Policy Year; and

          (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

          See "Policy Loans" for a description of Type B loans.

-    UNIT VALUES

     We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

     The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-    NET INVESTMENT FACTOR

     The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the sum of:

          (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

     (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

     (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

     Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

     The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts.

     Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

     You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-    SURRENDER VALUE

     The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)

     CHARGES & FEES

-    CHARGES & FEES ASSESSED AGAINST PREMIUM

     PREMIUM CHARGES

     Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:

     - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California. In Puerto Rico, no premium tax charge is assessed).

     - a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

     - a Premium Load, which is guaranteed not to exceed 3% of premium (in Puerto Rico 5.5% for the first 10 Policy Years, 2.5% after Policy Year
          10) and which we currently do not intend to assess after the 10th Policy Year.

     The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code.

     The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-    CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

     Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

     MONTHLY DEDUCTION

     On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

     The Monthly Deduction equals:

     i)   the Cost of Insurance for the Policy (as described below), plus

     ii)  a Monthly Administrative Fee of $10, plus

     iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

     iv)  the cost of optional benefits provided by rider.

     v) a monthly Acquisition Charge during the first 24 months following any increase in Specified Amount for the first two years following the increase.

     COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

     The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

     i)   is the current Cost of Insurance Rate as described in the Policy;

     ii)  is the death benefit at the beginning of the policy month divided by
          1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

     iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

     The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

     The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

     MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

     ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per $1000 of Specified Amount in year 1 and $0.67 per $1000 of Specified Amount in Year
     2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

     To the extent sales expenses in any policy year are not recovered by the Acquisition Charges and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

     CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-    CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

     The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

     ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

     We may impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

-    CHARGES DEDUCTED UPON SURRENDER

     If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date, and is based on the Specified Amount, varying with the Issue Age, risk classification and, in most states, sex of the Insured. It will be specified in your Policy and will be in compliance with each state's non forfeiture law. It remains level for five years, decreasing to zero in the tenth Policy Year.

     The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:


                                       SURRENDER CHARGE
                                       AS PERCENTAGE OF
                                      INITIAL SURRENDER
                 POLICY YEAR                CHARGE*
                 -----------          -----------------
                     0-5                     100%
                       6                      80%
                       7                      60%
                       8                      40%
                       9                      20%
                      10+                      0%


     * May be lower at some ages

     We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount. The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

-    SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

     All applicable Surrender Charges are imposed on Surrenders.

     We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

     We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

-    SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

     Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

     OTHER CHARGES

     We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

     POLICY RIGHTS

-    SURRENDERS

     By Written Request, you may surrender or exchange the Policy under Internal Revenue Code Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions of the Separate Account. (See Right to Defer Payment, Policy Settlement and Payment of Benefits.)

-    WITHDRAWALS

     By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

     Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

     - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

     - The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

     - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

     The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

     If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $50,000.

     If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

     If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

     You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits.)

-    GRACE PERIOD

     Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace

     Period regardless of declines in the Surrender Value.

     Written notice will be mailed to your last known address, according to Our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

     The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

     If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

-    NO-LAPSE GUARANTEE

     A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less cumulative required no-lapse premiums exceed Policy Debt. Consult your Policy for minimum premium requirements and no-lapse periods.

     There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

     -    if you have selected Death Benefit Option III;

     -    if you have selected the Automatic Increase Rider;

     -    if you change your Death Benefit from Option I to Option II;

     -    if your Policy lapses and is subsequently reinstated.

-    REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

     If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

     -    The Policy has not been fully surrendered.

     - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

     -    We must receive evidence of insurability satisfactory to us.

     - We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

     - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

     - Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

-    COVERAGE BEYOND INSURED'S ATTAINED AGE 100

     At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

     - Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

     -    The Death Benefit Option in effect may not be changed;

     -    No further premiums will be accepted;

     -    No further Monthly Deductions will be taken;

     -    The Monthly Accumulation Value Adjustment will no longer apply;

     - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

     - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-    RIGHT TO DEFER PAYMENT

     Payments of any Separate Account value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit

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     in excess of the current Specified Amount, transfers and any portion of the
     Loan Value.

     Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

     We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

     We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

     Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

     We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

     If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

     You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

     If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

     An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Divisions.

-    POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a Written Request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

     INCREASE OR DECREASE IN SPECIFIED AMOUNT

     You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under attained age 86 and you send us a written request and the Policy to our Service Office. However:

     -    Any increase or decrease must be at least $25,000

     -    Any increase or decrease will affect your cost of insurance charge

     - Any increase or decrease may affect the monthly Accumulation Value Adjustment

     -    We may require evidence of insurability for an increase

     - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

     - Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

     - We will assess a charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase

     - Any increase will result in a new Acquisition Charge for the 24 months following the increase;

     -    Any increase will result in a new Surrender Charge

     -    We will assess a pro rata Surrender Charge on decreases

     - Any decrease may result in federal tax implications (See "Federal Tax Matters")

     -    No decrease may decrease the Specified Amount below $25,000.

     - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

     - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued

     CHANGE IN DEATH BENEFIT OPTION

     Any change in the Death Benefit Option is subject to the following conditions:

     - The change will take effect on the Monthly Anniversary Date on or next following the date on which your Written Request is received.

     -    There will be no change in the Surrender Charge.

     - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

     - If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

     - If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

     - If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

     - If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

     -    Changes from Option I or II to Option III are not allowed.

     We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

     If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

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-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

     The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-    SUPPLEMENTAL BENEFITS

     The supplemental benefits currently available as riders to the Policy include the following:

     - ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of critical or terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

     - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.

     - ADDITIONAL COVERAGE RIDER--provides coverage in addition to the base coverage provided by the Policy.

          The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

          The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the Policy with the Rider attached is $100,000. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

          There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 11 and
          12 of the Prospectus.

          The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

          There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

     - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

     - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

     - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79458 per $1000 of Specified Amount of the Policy. At Attained Age 100, all monthly deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

     - DISABILITY WAIVER OF DEDUCTIONS--In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the monthly deduction for the Policy. If any other benefit or coverage rider is included in the contract, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the monthly deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

     - DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Day following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

     - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

     - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

     - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

     - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the Cost of Insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage

          Rider is not available to policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

     Rider features and availability will vary by state.

     Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in Your Policy.

     DEATH BENEFIT

     The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

     Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

     All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

     (See "Right to Defer Payment" and "Policy Settlement")

     POLICY SETTLEMENT

     We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.

     A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that Beneficiary may make the election.

-    SETTLEMENT OPTIONS

     The following Settlement Options are available under the Policy:

     OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

     OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

     OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

     Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

     OPTION E--INTEREST: RETAINED ASSET ACCOUNT (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

     The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

     Unless otherwise stated in the election of any option, the payee of the Policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

     If the payee of Policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

     At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

     CALCULATION OF SETTLEMENT OPTION VALUES

     The value of the Settlement Options will be calculated as set forth in the Policy.

     ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

     We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

     1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

     2.   A statement of all premiums paid and all charges incurred;

     3. The balance of outstanding Policy Loans for the previous calendar year;

     4.   Any reports required by the 1940 Act.

     Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-1800-258-3648 x 7719

     1.   Policy issue;

     2.   receipt of premium payments;

     3.   initial allocation among Divisions on the Allocation Date;

     4.   transfers among Divisions;

     5.   change of premium allocation;

     6.   change between Death Benefit Options;

     7.   increases or decreases in Specified Amount;

     8.   withdrawals, surrenders or loans;

     9.   receipt of loan repayments;

     10.  reinstatements; and

     11.  redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES

     In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

     We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

     We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

-    DISREGARD OF VOTING INSTRUCTIONS

     When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

     We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-    STATE REGULATION

     Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

     In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

     The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    LEGAL MATTERS

     We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt, LLP, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.

-    FINANCIAL STATEMENTS

     The financial statements of the Separate Account as of December 31, 2002 and for each of the periods in the two years then ended, the financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2002 and for each of the three years in the period ended December 31, 2002, and the accompanying independent auditors' reports, appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-    EMPLOYMENT BENEFIT PLANS

     Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     TAX MATTERS

-    GENERAL

     Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-    FEDERAL TAX STATUS OF THE COMPANY

     We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

     The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

     Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

     The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

     A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment contract unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

     Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

     If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

     If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

     A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

     To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

     We believe the Policy will continue to qualify as life insurance under the Code, however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

     The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

     Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

     Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

     If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

     In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

     The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

     Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

     Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

     The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

     The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-    CHARGES FOR JP FINANCIAL INCOME TAXES

     We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

     Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

     MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

     The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

     Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

     We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS

     All benefits are payable at our Home Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-    SUICIDE AND INCONTESTABILITY

     SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

     INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-    PROTECTION OF PROCEEDS

     To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

     The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

     Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

     The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

     If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

     To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

     The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     Investment Company Act of 1940 Registration File No. 811-4160

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     APPENDIX A

-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

     Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The amount of the Accumulation Value exceeds the Cash Value during the first nine policy years due to the surrender charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the surrender charge has been reduced to zero.

     The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III death benefits are illustrated.

     The amounts shown for the death benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.

     The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of [.68%] of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of [.30%] of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2002. The investment advisory fee is an average of the individual investment advisory fees of the thirty-two Portfolios. The [.30%] expense figure is an average of the annual expenses of the Jefferson Pilot
     Variable Fund Portfolios, the American Century VP Portfolios, the Ayco Growth Fund, the Templeton Foreign Securities Fund, the Fidelity VIP and VIP II Portfolios, the MFS Portfolios, the PIMCO Total Return Portfolio, the ProFunds, the Scudder VIT Portfolio, the T. Rowe Price Mid-Cap Growth Portfolio and the Vanguard Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the divisions of Separate Account A in Policy Years 1 through 25 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.58%, 4.42% and 10.42%, respectively, on a current basis, and -1.83%, 4.17% and 10.17% on a guaranteed basis. [Note: fees and investment rates to be updated by post-effective amendment]

     The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal DAC tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Years 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by Sex, Issue Age and rating class of the Insured.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and death benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations. [Note: the following tables will be updated by post-effective amendment.]

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE TEST                                    RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        --------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      -----------
    1             2,100                 1,246               0       100,000               1,079               0       100,000
    2             4,305                 2,794           1,303       100,000               2,424             933       100,000
    3             6,620                 4,675           3,184       100,000               4,061           2,570       100,000
    4             9,051                 6,746           5,255       100,000               5,833           4,342       100,000
    5            11,604                 9,029           7,538       100,000               7,750           6,259       100,000
    6            14,284                11,554          10,361       100,000               9,827           8,634       100,000
    7            17,098                14,344          13,450       100,000              12,077          11,183       100,000
    8            20,053                17,425          16,829       100,000              14,512          13,916       100,000
    9            23,156                20,834          20,539       100,000              17,151          16,853       100,000
   10            26,414                24,597          24,597       100,000              20,010          20,010       100,000
   11            29,834                28,815          28,815       100,000              23,116          23,116       100,000
   12            33,426                33,483          33,483       100,000              26,495          26,495       100,000
   13            37,197                38,654          38,654       100,000              30,183          30,183       100,000
   14            41,157                44,390          44,390       100,000              34,235          34,235       100,000
   15            45,315                50,758          50,758       100,000              38,697          38,697       100,000
   16            49,681                57,799          57,799       100,000              43,625          43,625       100,000
   17            54,265                65,643          65,643       100,000              49,080          49,080       100,000
   18            59,078                74,386          74,386       100,000              55,137          55,137       100,000
   19            64,132                84,139          84,139       104,333(4)           61,883          61,883       100,000
   20            69,439                94,950          94,950       115,839(4)           69,429          69,429       100,000
   25           100,227               168,813         168,813       195,823(4)          122,306         122,306       141,875(4)
   30           139,522               294,384         294,384       314,991(4)          209,437         209,437       224,098(4)
   35           189,673               505,486         505,486       530,761(4)          352,817         352,817       370,098(4)
   40           253,680               855,501         855,501       898,276(4)          580,356         580,356       609,374(4)
   45           335,370             1,429,892       1,429,892     1,501,386(4)          931,381         931,381       977,950(4)
   50           439,631             2,389,119       2,389,119     2,413,011(4)        1,501,692       1,501,692     1,516,709(4)

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See `'Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        --------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      -----------
    1             2,100                 1,246               0       100,000               1,079               0       100,000
    2             4,305                 2,794           1,303       100,000               2,424             933       100,000
    3             6,620                 4,675           3,184       100,000               4,061           2,570       100,000
    4             9,051                 6,746           5,255       100,000               5,833           4,342       100,000
    5            11,604                 9,029           7,538       100,000               7,750           6,259       100,000
    6            14,284                11,554          10,361       100,000               9,827           8,634       100,000
    7            17,098                14,344          13,450       100,000              12,077          11,183       100,000
    8            20,053                17,425          16,829       100,000              14,512          13,916       100,000
    9            23,156                20,834          20,536       100,000              17,151          16,853       100,000
   10            26,414                24,597          24,597       100,000              20,010          20,010       100,000
   11            29,834                28,815          28,815       100,000              23,116          23,116       100,000
   12            33,426                33,483          33,483       100,000              26,495          26,495       100,000
   13            37,197                38,654          38,654       100,000              30,183          30,183       100,000
   14            41,157                44,390          44,390       100,000              34,235          34,235       100,000
   15            45,315                50,758          50,758       100,000              38,697          38,697       100,000
   16            49,681                57,756          57,756       110,892(4)           43,625          43,625       100,000
   17            54,265                65,460          65,460       122,410(4)           49,080          49,080       100,000
   18            59,078                73,930          73,930       134,553(4)           55,137          55,137       100,349(4)
   19            64,132                83,242          83,242       148,171(4)           61,766          61,766       109,943(4)
   20            69,439                93,484          93,484       162,663(4)           68,928          68,928       119,935(4)
   25           100,227               162,095         162,095       251,248(4)          114,212         114,212       177,029(4)
   30           139,522               274,281         274,281       386,736(4)          180,243         180,243       254,143(4)
   35           189,673               452,291         452,291       587,978(4)          272,202         272,202       353,863(4)
   40           253,680               730,856         730,856       891,644(4)          397,081         397,081       484,439(4)
   45           335,370             1,161,668       1,161,668     1,347,534(4)          559,931         559,931       649,521(4)
   50           439,631             1,828,393       1,828,393     2,029,516(4)          777,267         777,267       862,766(4)

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,241               0       101,241               1,072               0       101,072
    2             4,305                 2,778           1,287       102,778               2,402             911       102,402
    3             6,620                 4,642           3,151       104,642               4,014           2,523       104,014
    4             9,051                 6,684           5,193       106,684               5,745           4,254       105,745
    5            11,604                 8,927           7,436       108,927               7,603           6,112       107,603
    6            14,284                11,397          10,204       111,397               9,597           8,404       109,597
    7            17,098                14,115          13,221       114,115              11,731          10,837       111,731
    8            20,053                17,103          16,507       117,103              14,012          13,416       114,012
    9            23,156                20,393          20,095       120,393              16,447          16,149       116,447
   10            26,414                24,005          24,005       124,005              19,038          19,038       119,038
   11            29,834                28,032          28,032       128,032              21,797          21,797       121,797
   12            33,426                32,453          32,453       132,453              24,731          24,731       124,731
   13            37,197                37,309          37,309       137,309              27,854          27,854       127,854
   14            41,157                42,648          42,648       142,648              31,184          31,184       131,184
   15            45,315                48,516          48,516       148,516              34,740          34,740       134,740
   16            49,681                54,886          54,886       154,886              38,534          38,534       138,534
   17            54,265                61,900          61,900       161,900              42,574          42,574       142,574
   18            59,078                69,604          69,604       169,604              46,866          46,866       146,866
   19            64,132                78,078          78,078       178,078              51,411          51,411       151,411
   20            69,439                87,409          87,409       187,409              56,215          56,215       156,215
   25           100,227               150,124         150,124       250,124              84,411          84,411       184,411
   30           139,522               253,829         253,829       353,829             120,216         120,216       220,216
   35           189,673               421,620         421,620       521,620             159,791         159,791       259,791
   40           253,680               693,116         693,116       793,116             196,410         196,410       296,410
   45           335,370             1,133,642       1,113,642     1,233,642             210,534         210,534       310,534
   50           439,631             1,852,179       1,852,179     1,952,179             170,406         170,406       270,406

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,241               0       101,241               1,072               0       101,072
    2             4,305                 2,778           1,287       102,778               2,402             911       102,402
    3             6,620                 4,642           3,151       104,642               4,014           2,523       104,014
    4             9,051                 6,684           5,193       106,684               5,745           4,254       105,745
    5            11,604                 8,927           7,436       108,927               7,603           6,112       107,603
    6            14,284                11,397          10,204       111,397               9,597           8,404       109,597
    7            17,098                14,115          13,221       114,115              11,731          10,837       111,731
    8            20,053                17,103          16,507       117,103              14,012          13,416       114,012
    9            23,156                20,393          20,095       120,393              16,447          16,149       116,447
   10            26,414                24,005          24,005       124,005              19,038          19,038       119,038
   11            29,834                28,032          28,032       128,032              21,797          21,797       121,797
   12            33,426                32,453          32,453       132,453              24,731          24,731       124,731
   13            37,197                37,309          37,309       137,309              27,854          27,854       127,854
   14            41,157                42,648          42,648       142,648              31,184          31,184       131,184
   15            45,315                48,516          48,516       148,516              34,740          34,740       134,740
   16            49,681                54,886          54,886       154,886              38,534          38,534       138,534
   17            54,265                61,900          61,900       161,900              42,574          42,574       142,574
   18            59,078                69,604          69,604       169,604              46,866          46,866       146,866
   19            64,132                78,078          78,078       178,078              51,411          51,411       151,411
   20            69,439                87,409          87,409       187,409              56,215          56,216       156,215
   25           100,227               150,124         150,124       250,124              84,411          84,411       184,411
   30           139,522               253,814         253,814       357,878             120,216         120,216       220,216
   35           189,673               419,431         419,431       545,260             159,791         159,791       259,791
   40           253,680               678,620         678,620       827,917             196,410         196,410       296,410
   45           335,370             1,079,483       1,079,483     1,252,201             210,534         210,534       310,534
   50           439,631             1,699,871       1,699,871     1,886,857             170,406         170,406       270,406

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,239               0       102,000               1,069               0       102,000
    2             4,305                 2,773           1,282       104,000               2,392             901       104,000
    3             6,620                 4,631           3,140       106,000               3,992           2,501       106,000
    4             9,051                 6,667           5,176       108,000               5,708           4,217       108,000
    5            11,604                 8,903           7,412       110,000               7,546           6,055       110,000
    6            14,284                11,367          10,174       112,000               9,516           8,323       112,000
    7            17,098                14,080          13,186       114,000              11,623          10,729       114,000
    8            20,053                17,066          16,470       116,000              13,874          13,278       116,000
    9            23,156                20,359          20,061       118,000              16,275          15,977       118,000
   10            26,414                23,981          23,981       120,000              18,833          18,833       120,000
   11            29,834                28,028          28,028       122,000              21,561          21,561       122,000
   12            33,426                32,485          32,485       124,000              24,470          24,470       124,000
   13            37,197                37,397          37,397       126,000              27,577          27,577       126,000
   14            41,157                42,822          42,822       128,000              30,908          30,908       128,000
   15            45,315                48,816          48,816       130,000              34,491          34,491       130,000
   16            49,681                55,380          55,380       132,000              38,347          38,347       132,000
   17            54,265                62,659          62,659       134,000              42,501          42,501       134,000
   18            59,078                70,726          70,726       136,000              46,979          46,979       136,000
   19            64,132                79,685          79,685       138,000              51,808          51,808       138,000
   20            69,439                89,653          89,653       140,000              57,027          57,027       140,000
   25           100,227               159,264         159,264       184,746(4)           91,188          91,188       150,000
   30           139,522               278,427         278,427       297,917(4)          151,242         151,242       161,829(4)
   35           189,673               478,751         478,751       502,689(4)          257,934         257,934       270,831(4)
   40           253,680               810,901         810,901       851,446(4)          427,319         427,319       448,685(4)
   45           335,370             1,355,983       1,355,983     1,423,782(4)          688,727         688,727       723,163(4)
   50           439,631             2,266,263       2,266,263     2,288,925(4)        1,113,398       1,113,398     1,124,532(4)

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)           12%              (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)        12%              (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------       --------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH          ACCUMULATION         CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,239               0       102,000               1,069               0       102,000
    2             4,305                 2,773           1,282       104,000               2,392             901       104,000
    3             6,620                 4,631           3,140       106,000               3,992           2,501       106,000
    4             9,051                 6,667           5,176       108,000               5,708           4,217       108,000
    5            11,604                 8,903           7,412       110,000               7,546           6,055       110,000
    6            14,284                11,367          10,174       112,000               9,516           8,323       112,000
    7            17,098                14,080          13,186       114,000              11,623          10,729       114,000
    8            20,053                17,066          16,470       116,000              13,874          13,278       116,000
    9            23,156                20,359          20,061       118,000              16,275          15,977       118,000
   10            26,414                23,981          23,981       120,000              18,833          18,833       120,000
   11            29,834                28,028          28,028       122,000              21,561          21,561       122,000
   12            33,426                32,485          32,485       124,000              24,470          24,470       124,000
   13            37,197                37,397          37,397       126,000              27,577          27,577       126,000
   14            41,157                42,822          42,822       128,000              30,908          30,908       128,000
   15            45,315                48,816          48,816       130,000              34,491          34,491       130,000
   16            49,681                55,380          55,380       132,000              38,347          38,347       132,000
   17            54,265                62,659          62,659       134,000              42,501          42,501       134,000
   18            59,078                70,726          70,726       136,000              46,979          46,979       136,000
   19            64,132                79,681          79,681       141,833(4)           51,808          51,808       138,000
   20            69,439                89,566          89,566       155,845(4)           57,027          57,027       140,000
   25           100,227               155,780         155,780       241,459(4)           91,188          91,188       150,000
   30           139,522               264,063         264,063       372,328(4)          145,730         145,730       205,479(4)
   35           189,673               435,885         435,885       566,651(4)          222,101         222,101       288,732(4)
   40           253,680               704,777         704,777       859,828(4)          325,911         325,911       397,611(4)
   45           335,370             1,120,636       1,120,636     1,299,938(4)          461,408         461,408       535,234(4)
   50           439,631             1,764,227       1,764,227     1,958,293(4)          642,295         642,295       712,947(4)

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.67% on the current basis and 10.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,158               0       100,000                 996               0       100,000
    2             4,305                 2,534           1,043       100,000               2,185             694       100,000
    3             6,620                 4,138           2,647       100,000               3,573           2,082       100,000
    4             9,051                 5,804           4,313       100,000               4,986           3,495       100,000
    5            11,604                 7,539           6,048       100,000               6,421           4,930       100,000
    6            14,284                 9,352           8,159       100,000               7,879           6,686       100,000
    7            17,098                11,243          10,349       100,000               9,352           8,459       100,000
    8            20,053                13,215          12,619       100,000              10,838          10,242       100,000
    9            23,156                15,274          14,976       100,000              12,330          12,032       100,000
   10            26,414                17,416          17,416       100,000              13,822          13,822       100,000
   11            29,834                19,703          19,703       100,000              15,313          15,313       100,000
   12            33,426                22,078          22,078       100,000              16,796          16,796       100,000
   13            37,197                24,537          24,537       100,000              18,273          18,273       100,000
   14            41,157                27,086          27,086       100,000              19,739          19,739       100,000
   15            45,315                29,733          29,733       100,000              21,191          21,191       100,000
   16            49,681                32,435          32,435       100,000              22,620          22,620       100,000
   17            54,265                35,258          35,258       100,000              24,018          24,018       100,000
   18            59,078                38,199          38,199       100,000              25,372          25,372       100,000
   19            64,132                41,270          41,270       100,000              26,666          26,666       100,000
   20            69,439                44,485          44,485       100,000              27,888          27,888       100,000
   25           100,227                63,017          63,017       100,000              32,462          32,462       100,000
   30           139,522                88,439          88,439       100,000              32,319          32,319       100,000
   35           189,673               122,409         122,409       128,529(4)           17,884          17,884       100,000
   40           253,680               164,911         164,911       173,156(4)                0               0             0
   45           335,370               217,183         217,183       228,042(4)                0               0             0
   50           439,631               283,674         283,674       286,511(4)                0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED         -----------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,158               0       100,000                 996               0       100,000
    2             4,305                 2,534           1,043       100,000               2,185             694       100,000
    3             6,620                 4,138           2,647       100,000               3,573           2,082       100,000
    4             9,051                 5,804           4,313       100,000               4,986           3,495       100,000
    5            11,604                 7,539           6,048       100,000               6,421           4,930       100,000
    6            14,284                 9,352           8,159       100,000               7,879           6,686       100,000
    7            17,098                11,243          10,349       100,000               9,352           8,459       100,000
    8            20,053                13,215          12,619       100,000              10,838          10,242       100,000
    9            23,156                15,274          14,976       100,000              12,330          12,032       100,000
   10            26,414                17,416          17,416       100,000              13,822          13,822       100,000
   11            29,834                19,703          19,703       100,000              15,313          15,313       100,000
   12            33,426                22,078          22,078       100,000              16,796          16,796       100,000
   13            37,197                24,537          24,537       100,000              18,273          18,273       100,000
   14            41,157                27,086          27,086       100,000              19,739          19,739       100,000
   15            45,315                29,733          29,733       100,000              21,191          21,191       100,000
   16            49,681                32,435          32,435       100,000              22,620          22,620       100,000
   17            54,265                35,258          35,258       100,000              24,018          24,018       100,000
   18            59,078                38,199          38,199       100,000              25,372          25,372       100,000
   19            64,132                41,270          41,270       100,000              26,666          26,666       100,000
   20            69,439                44,485          44,485       100,000              27,888          27,888       100,000
   25           100,227                63,017          63,017       100,000              32,462          32,462       100,000
   30           139,522                87,279          87,279       123,064(4)           32,319          32,319       100,000
   35           189,673               116,135         116,135       150,976(4)           17,884          17,884       100,000
   40           253,680               149,770         149,770       182,720(4)                0               0             0
   45           335,370               188,347         188,347       218,482(4)                0               0             0
   50           439,631               232,929         232,929       258,551(4)                0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,154               0       101,154                 989               0       100,989
    2             4,305                 2,521           1,030       102,521               2,165             674       102,165
    3             6,620                 4,108           2,617       104,108               3,532           2,041       103,532
    4             9,051                 5,752           4,261       105,752               4,912           3,421       104,912
    5            11,604                 7,456           5,965       107,456               6,302           4,811       106,302
    6            14,284                 9,230           8,037       109,230               7,699           6,506       107,699
    7            17,098                11,071          10,177       111,071               9,094           8,200       109,094
    8            20,053                12,983          12,387       112,983              10,479           9,883       110,479
    9            23,156                14,969          14,671       114,969              11,844          11,546       111,844
   10            26,414                17,023          17,023       117,023              13,179          13,179       113,179
   11            29,834                19,203          19,203       119,203              14,476          14,476       114,476
   12            33,426                21,449          21,449       121,449              15,725          15,725       115,725
   13            37,197                23,751          23,751       123,751              16,920          16,920       116,920
   14            41,157                26,111          26,111       156,111              18,052          18,052       118,052
   15            45,315                28,528          28,528       128,528              19,108          19,108       119,108
   16            49,681                30,930          30,930       130,930              20,073          20,073       120,073
   17            54,265                33,403          33,403       133,403              20,926          20,926       120,926
   18            59,078                35,926          35,926       135,926              21,644          21,644       121,644
   19            64,132                38,508          38,508       138,508              22,197          22,197       122,197
   20            69,439                41,155          41,155       141,155              22,557          22,557       122,557
   25           100,227                55,083          55,083       155,083              20,451          20,451       120,451
   30           139,522                70,431          70,431       170,431               7,966           7,966       107,966
   35           189,673                83,709          83,709       183,709                   0               0             0
   40           253,680                90,366          90,366       190,366                   0               0             0
   45           335,370                82,929          82,929       182,929                   0               0             0
   50           439,631                50,237          50,237       150,237                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,154               0       101,154                 989               0       100,989
    2             4,305                 2,521           1,030       102,521               2,165             674       102,165
    3             6,620                 4,108           2,617       104,108               3,532           2,041       103,532
    4             9,051                 5,752           4,261       105,752               4,912           3,421       104,912
    5            11,604                 7,456           5,965       107,456               6,302           4,811       106,302
    6            14,284                 9,230           8,037       109,230               7,699           6,506       107,699
    7            17,098                11,071          10,177       111,071               9,094           8,200       109,094
    8            20,053                12,983          12,387       112,983              10,479           9,883       110,479
    9            23,156                14,969          14,671       114,969              11,844          11,546       111,844
   10            26,414                17,023          17,023       117,023              13,179          13,179       113,179
   11            29,834                19,203          19,203       119,203              14,476          14,476       114,476
   12            33,426                21,449          21,449       121,449              15,725          15,725       115,725
   13            37,197                23,751          23,751       123,751              16,920          16,920       116,920
   14            41,157                26,111          26,111       156,111              18,052          18,052       118,052
   15            45,315                28,528          28,528       128,528              19,108          19,108       119,108
   16            49,681                30,930          30,930       130,930              20,073          20,073       120,073
   17            54,265                33,403          33,403       133,403              20,926          20,926       120,926
   18            59,078                35,926          35,926       135,926              21,644          21,644       121,644
   19            64,132                38,508          38,508       138,508              22,197          22,197       122,197
   20            69,439                41,155          41,155       141,155              22,557          22,557       122,557
   25           100,227                55,083          55,083       155,083              20,451          20,451       120,451
   30           139,522                70,431          70,431       170,431               7,966           7,966       107,966
   35           189,673                83,709          83,709       183,709                   0               0             0
   40           253,680                90,366          90,366       190,366                   0               0             0
   45           335,370                82,929          82,929       182,929                   0               0             0
   50           439,631                50,237          50,237       150,237                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,152               0       102,000                 987               0       102,000
    2             4,305                 2,515           1,024       104,000               2,155             664       104,000
    3             6,620                 4,096           2,605       106,000               3,509           2,018       106,000
    4             9,051                 5,732           4,241       108,000               4,872           3,381       108,000
    5            11,604                 7,426           5,935       110,000               6,238           4,747       110,000
    6            14,284                 9,187           7,994       112,000               7,604           6,411       112,000
    7            17,098                11,015          10,121       114,000               8,959           8,065       114,000
    8            20,053                12,912          12,316       116,000              10,294           9,698       116,000
    9            23,156                14,882          14,584       118,000              11,597          11,299       118,000
   10            26,414                16,918          16,918       120,000              12,855          12,855       120,000
   11            29,834                19,080          19,080       122,000              14,057          14,057       122,000
   12            33,426                21,306          21,306       124,000              15,190          15,190       124,000
   13            37,197                23,587          23,587       126,000              16,243          16,243       126,000
   14            41,157                25,927          25,927       128,000              17,202          17,202       128,000
   15            45,315                28,324          28,324       130,000              18,050          18,050       130,000
   16            49,681                30,704          30,704       132,000              18,762          18,762       132,000
   17            54,265                33,157          33,157       134,000              19,309          19,309       134,000
   18            59,078                35,663          35,663       136,000              19,652          19,652       136,000
   19            64,132                38,230          38,230       138,000              19,747          19,747       138,000
   20            69,439                40,869          40,869       140,000              19,542          19,542       140,000
   25           100,227                54,907          54,907       150,000              11,873          11,873       150,000
   30           139,522                71,021          71,021       160,000                   0               0             0
   35           189,673                86,803          86,803       170,000                   0               0             0
   40           253,680                99,301          99,301       180,000                   0               0             0
   45           335,370               101,540         101,540       190,000                   0               0             0
   50           439,631                71,220          71,220       200,000                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            6%              (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         6%              (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,152               0       102,000                 987               0       102,000
    2             4,305                 2,515           1,024       104,000               2,155             664       104,000
    3             6,620                 4,096           2,605       106,000               3,509           2,018       106,000
    4             9,051                 5,732           4,241       108,000               4,872           3,381       108,000
    5            11,604                 7,426           5,935       110,000               6,238           4,747       110,000
    6            14,284                 9,187           7,994       112,000               7,604           6,411       112,000
    7            17,098                11,015          10,121       114,000               8,959           8,065       114,000
    8            20,053                12,912          12,316       116,000              10,294           9,698       116,000
    9            23,156                14,882          14,584       118,000              11,597          11,299       118,000
   10            26,414                16,918          16,918       120,000              12,855          12,855       120,000
   11            29,834                19,080          19,080       122,000              14,057          14,057       122,000
   12            33,426                21,306          21,306       124,000              15,190          15,190       124,000
   13            37,197                23,587          23,587       126,000              16,243          16,243       126,000
   14            41,157                25,927          25,927       128,000              17,202          17,202       128,000
   15            45,315                28,324          28,324       130,000              18,050          18,050       130,000
   16            49,681                30,704          30,704       132,000              18,762          18,762       132,000
   17            54,265                33,157          33,157       134,000              19,309          19,309       134,000
   18            59,078                35,663          35,663       136,000              19,652          19,652       136,000
   19            64,132                38,230          38,230       138,000              19,747          19,747       138,000
   20            69,439                40,869          40,869       140,000              19,542          19,542       140,000
   25           100,227                54,907          54,907       150,000              11,873          11,873       150,000
   30           139,522                71,021          71,021       160,000                   0               0             0
   35           189,673                86,803          86,803       170,000                   0               0             0
   40           253,680                99,301          99,301       180,000                   0               0             0
   45           335,370               101,540         101,540       190,000                   0               0             0
   50           439,631                71,220          71,220       200,000                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.67% on the current basis and 4.42% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,071               0       100,000                 914               0       100,000
    2             4,305                 2,286             795       100,000               1,957             466       100,000
    3             6,620                 3,643           2,152       100,000               3,125           1,634       100,000
    4             9,051                 4,970           3,479       100,000               4,238           2,747       100,000
    5            11,604                 6,269           4,778       100,000               5,293           3,802       100,000
    6            14,284                 7,546           6,353       100,000               6,289           5,096       100,000
    7            17,098                 8,799           7,905       100,000               7,218           6,324       100,000
    8            20,053                10,028           9,432       100,000               8,078           7,482       100,000
    9            23,156                11,233          10,935       100,000               8,860           8,562       100,000
   10            26,414                12,407          12,407       100,000               9,558           9,558       100,000
   11            29,834                13,603          13,603       100,000              10,169          10,169       100,000
   12            33,426                14,762          14,762       100,000              10,688          10,688       100,000
   13            37,197                15,871          15,871       100,000              11,111          11,111       100,000
   14            41,157                16,935          16,935       100,000              11,435          11,435       100,000
   15            45,315                17,950          17,950       100,000              11,653          11,653       100,000
   16            49,681                18,852          18,852       100,000              11,755          11,755       100,000
   17            54,265                19,712          19,712       100,000              11,728          11,728       100,000
   18            59,078                20,512          20,512       100,000              11,554          11,554       100,000
   19            64,132                21,258          21,258       100,000              11,214          11,214       100,000
   20            69,439                21,954          21,954       100,000              10,686          10,686       100,000
   25           100,227                24,446          24,446       100,000               4,460           4,460       100,000
   30           139,522                25,303          25,303       100,000                   0               0             0
   35           189,673                21,870          21,870       100,000                   0               0             0
   40           253,680                10,175          10,175       100,000                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                         ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,071               0       100,000                 914               0       100,000
    2             4,305                 2,286             795       100,000               1,957             466       100,000
    3             6,620                 3,643           2,152       100,000               3,125           1,634       100,000
    4             9,051                 4,970           3,479       100,000               4,238           2,747       100,000
    5            11,604                 6,269           4,778       100,000               5,293           3,802       100,000
    6            14,284                 7,546           6,353       100,000               6,289           5,096       100,000
    7            17,098                 8,799           7,905       100,000               7,218           6,324       100,000
    8            20,053                10,028           9,432       100,000               8,078           7,482       100,000
    9            23,156                11,233          10,935       100,000               8,860           8,562       100,000
   10            26,414                12,407          12,407       100,000               9,558           9,558       100,000
   11            29,834                13,603          13,603       100,000              10,169          10,169       100,000
   12            33,426                14,762          14,762       100,000              10,688          10,688       100,000
   13            37,197                15,871          15,871       100,000              11,111          11,111       100,000
   14            41,157                16,935          16,935       100,000              11,435          11,435       100,000
   15            45,315                17,950          17,950       100,000              11,653          11,653       100,000
   16            49,681                18,852          18,852       100,000              11,755          11,755       100,000
   17            54,265                19,712          19,712       100,000              11,728          11,728       100,000
   18            59,078                20,512          20,512       100,000              11,554          11,554       100,000
   19            64,132                21,258          21,258       100,000              11,214          11,214       100,000
   20            69,439                21,954          21,954       100,000              10,686          10,686       100,000
   25           100,227                24,446          24,446       100,000               4,460           4,460       100,000
   30           139,522                25,303          25,303       100,000                   0               0             0
   35           189,673                21,870          21,870       100,000                   0               0             0
   40           253,680                10,175          10,175       100,000                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                            RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,067               0       101,067                 908               0       100,908
    2             4,305                 2,274             783       102,274               1,939             448       101,939
    3             6,620                 3,617           2,126       103,617               3,089           1,598       103,089
    4             9,051                 4,926           3,435       104,926               4,177           2,686       104,199
    5            11,604                 6,202           4,711       106,202               5,198           3,707       105,198
    6            14,284                 7,452           6,259       107,452               6,150           4,957       106,150
    7            17,098                 8,572           7,778       108,672               7,027           6,133       107,027
    8            20,053                 9,862           9,266       109,862               7,821           7,225       107,821
    9            23,156                11,023          10,725       111,023               8,527           8,229       108,527
   10            26,414                12,147          12,147       112,147               9,135           9,135       109,135
   11            29,834                13,285          13,285       113,285               9,641           9,641       109,641
   12            33,426                14,377          14,377       114,377              10,039          10,039       110,039
   13            37,197                15,408          15,408       115,408              10,327          10,327       110,327
   14            41,157                16,382          16,382       116,382              10,499          10,499       110,499
   15            45,315                17,294          17,294       117,294              10,551          10,551       110,551
   16            49,681                18,065          18,065       118,065              10,469          10,469       110,469
   17            54,265                18,779          18,779       118,779              10,243          10,243       110,243
   18            59,078                19,417          19,417       119,417               9,855           9,855       109,855
   19            64,132                19,982          19,982       119,982               9,285           9,285       109,285
   20            69,439                20,481          20,481       120,481               8,515           8,515       108,515
   25           100,227                21,650          21,650       121,650               1,157           1,157       101,157
   30           139,522                20,315          20,315       120,315                   0               0             0
   35           189,673                13,535          13,535       113,535                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                        ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,067               0       101,067                 908               0       100,908
    2             4,305                 2,274             783       102,274               1,939             448       101,939
    3             6,620                 3,617           2,126       103,617               3,089           1,598       103,089
    4             9,051                 4,926           3,435       104,926               4,177           2,686       104,199
    5            11,604                 6,202           4,711       106,202               5,198           3,707       105,198
    6            14,284                 7,452           6,259       107,452               6,150           4,957       106,150
    7            17,098                 8,572           7,778       108,672               7,027           6,133       107,027
    8            20,053                 9,862           9,266       109,862               7,821           7,225       107,821
    9            23,156                11,023          10,725       111,023               8,527           8,229       108,527
   10            26,414                12,147          12,147       112,147               9,135           9,135       109,135
   11            29,834                13,285          13,285       113,285               9,641           9,641       109,641
   12            33,426                14,377          14,377       114,377              10,039          10,039       110,039
   13            37,197                15,408          15,408       115,408              10,327          10,327       110,327
   14            41,157                16,382          16,382       116,382              10,499          10,499       110,499
   15            45,315                17,294          17,294       117,294              10,551          10,551       110,551
   16            49,681                18,065          18,065       118,065              10,469          10,469       110,469
   17            54,265                18,779          18,779       118,779              10,243          10,243       110,243
   18            59,078                19,417          19,417       119,417               9,855           9,855       109,855
   19            64,132                19,982          19,982       119,982               9,285           9,285       109,285
   20            69,439                20,481          20,481       120,481               8,515           8,515       108,515
   25           100,227                21,650          21,650       121,650               1,157           1,157       101,157
   30           139,522                20,315          20,315       120,315                   0               0             0
   35           189,673                13,535          13,535       113,535                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                          RATE OF RETURN(1):   (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,065               0       102,000                 905               0       102,000
    2             4,305                 2,268             777       104,000               1,928             437       104,000
    3             6,620                 3,604           2,113       106,000               3,065           1,574       106,000
    4             9,051                 4,903           3,412       108,000               4,134           2,643       108,000
    5            11,604                 6,167           4,676       110,000               5,128           3,637       110,000
    6            14,284                 7,401           6,208       112,000               6,046           4,853       112,000
    7            17,098                 8,603           7,709       114,000               6,876           5,982       114,000
    8            20,053                 9,771           9,175       116,000               7,613           7,017       116,000
    9            23,156                10,908          10,610       118,000               8,243           7,945       118,000
   10            26,414                12,001          12,001       120,000               8,757           8,757       120,000
   11            29,834                13,104          13,104       122,000               9,144           9,144       122,000
   12            33,426                14,154          14,154       124,000               9,395           9,395       124,000
   13            37,197                15,135          15,135       126,000               9,502           9,502       126,000
   14            41,157                16,050          16,050       128,000               9,452           9,452       128,000
   15            45,315                16,891          16,891       130,000               9,234           9,234       130,000
   16            49,681                17,568          17,568       132,000               8,825           8,825       132,000
   17            54,265                18,172          18,172       134,000               8,201           8,201       134,000
   18            59,078                18,680          18,680       136,000               7,330           7,330       136,000
   19            64,132                19,093          19,093       138,000               6,171           6,171       138,000
   20            69,439                19,416          19,416       140,000               4,683           4,683       140,000
   25           100,227                19,154          19,154       150,000                   0               0             0
   30           139,522                14,544          14,544       160,000                   0               0             0
   35           189,673                     0               0             0                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                       ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                      RATE OF RETURN(1): (CURRENT)            0%              (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                         (GUARANTEED)         0%              (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                      ASSUMED ANNUAL PREMIUM(2):    $2,000


                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
   YEAR         PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             2,100                 1,065               0       102,000                 905               0       102,000
    2             4,305                 2,268             777       104,000               1,928             437       104,000
    3             6,620                 3,604           2,113       106,000               3,065           1,574       106,000
    4             9,051                 4,903           3,412       108,000               4,134           2,643       108,000
    5            11,604                 6,167           4,676       110,000               5,128           3,637       110,000
    6            14,284                 7,401           6,208       112,000               6,046           4,853       112,000
    7            17,098                 8,603           7,709       114,000               6,876           5,982       114,000
    8            20,053                 9,771           9,175       116,000               7,613           7,017       116,000
    9            23,156                10,908          10,610       118,000               8,243           7,945       118,000
   10            26,414                12,001          12,001       120,000               8,757           8,757       120,000
   11            29,834                13,104          13,104       122,000               9,144           9,144       122,000
   12            33,426                14,154          14,154       124,000               9,395           9,395       124,000
   13            37,197                15,135          15,135       126,000               9,502           9,502       126,000
   14            41,157                16,050          16,050       128,000               9,452           9,452       128,000
   15            45,315                16,891          16,891       130,000               9,234           9,234       130,000
   16            49,681                17,568          17,568       132,000               8,825           8,825       132,000
   17            54,265                18,172          18,172       134,000               8,201           8,201       134,000
   18            59,078                18,680          18,680       136,000               7,330           7,330       136,000
   19            64,132                19,093          19,093       138,000               6,171           6,171       138,000
   20            69,439                19,416          19,416       140,000               4,683           4,683       140,000
   25           100,227                19,154          19,154       150,000                   0               0             0
   30           139,522                14,544          14,544       160,000                   0               0             0
   35           189,673                     0               0             0                   0               0             0
   40           253,680                     0               0             0                   0               0             0
   45           335,370                     0               0             0                   0               0             0
   50           439,631                     0               0             0                   0               0             0

----------

(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.33% on the current basis and -1.58% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ENSEMBLE III VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble III Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: MAY 1, 2003

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account A

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2001 and December 31, 2002, JPVC received $172,076 and $________, respectively, in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 95% of first year target premium and 5% of first excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment.

The seven-day yield of the Money Market Division as of December 31, 2002 was 0.96%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).


                                                                       AVERAGE ANNUAL TOTAL RETURN

                                            CUM.      CUM.
                                INCEPTION  RETURN    RETURN                                  10     SINCE
          DIVISION              DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR   YEAR  INCEPTION


JPVF Mid-Cap Growth            05/01/01     7.00     -32.03    -32.03     N/A       N/A      N/A     -27.77
JPVF Growth                    01/01/98     0.79     -25.97    -25.97    -22.97     N/A      N/A      1.32
JPVF Emerging Growth           05/01/95     4.23     -34.24    -34.24    -30.15    -4.62     N/A      5.16
ProFund VP Technology (7)      01/22/01    21.23     -41.03    -41.03     N/A       N/A      NA      -41.69
Ayco Growth (7)                12/01/00     6.28     -29.27    -29.27     N/A       N/A      N/A     -17.85
JPVF Capital Growth            05/01/92     6.92     -31.53    -31.53    -24.04    -2.81    8.30     10.18
JPVF Small Company             04/18/86     4.56     -29.38    -29.38    -18.96   -11.94    1.81      5.57
Scudder VIT Small Cap
Index (2)(7)                   08/22/97     5.91     -21.18    -21.18    -8.58     -2.37     N/A     -1.33
Vanguard(R) VIF Small Company
Growth                         06/03/96     5.29     -24.48    -24.48    -3.01     9.44      N/A      8.57
American Century VP
International                  05/01/94     3.63     -20.85    -20.85    -22.75    -2.37     N/A      2.65
T. Rowe Price Mid-Cap
Growth (3)                     12/31/96     8.21     -21.83    -21.83    -6.23     4.17      N/A      6.37
Fidelity VIP Growth            10/09/86     6.63     -30.52    -30.52    -20.44    -0.95    7.78      9.74
MFS(R) Research                07/26/95     5.73     -24.99    -24.99    -17.74    -3.39     N/A      4.11
JPVF Mid-Cap Value             05/01/01     7.65     -14.18    -14.18     N/A       N/A      N/A     -9.39
ProFund VP Healthcare (7)      01/22/01     3.57     -23.15    -23.15     N/A       N/A      N/A     -15.33
American Century VP Value (4)  05/01/96     8.17     -17.74    -17.74     1.43     -2.06     N/A      3.43
JPVF International Equity      01/01/98     3.77     -23.25    -23.25    -23.60     N/A      N/A     -6.62
Vanguard(R) VIF Mid-Cap Index  02/09/99     5.63     -15.16    -15.16    -0.56      N/A      N/A      5.30
ProFund VP Financial (7)       01/22/01     5.84     -15.39    -15.39     N/A       N/A      N/A     -11.69
JPVF Small-Cap Value           05/01/01     4.86     -13.16    -13.16     N/A       N/A      N/A     -2.22
JPVF S&P 500 Index (5)(7)      05/01/00     8.15     -22.80    -22.80     N/A       N/A      N/A     -16.72
JPVF Value                     05/01/92     5.99     -21.83    -21.83    -5.01     0.17     8.58      8.78
Fidelity VIP Equity-Income     10/09/86     9.23     -17.44    -17.44    -5.62     -0.29    9.07      9.34
Templeton Foreign
Securities (6)                 05/01/92     4.74     -19.05    -19.05    -13.10    -2.72    7.11      5.99
MFS(R) Utilities               01/03/95     9.40     -23.22    -23.22    -14.92    -1.25     N/A      8.56
JPVF World Growth Stock        08/01/85     5.44     -17.17    -17.17    -8.03     -0.91    6.75      8.07
Fidelity VIP Contrafund(R)     01/03/95     1.19      -9.89     -9.89     -9.97     3.08      N/A     11.59
Vanguard(R) VIF REIT Index     02/09/99    -0.07       2.91      2.91     12.91      N/A      N/A      9.02
JPVF Balanced                  05/01/92     1.98      -6.92     -6.92     -4.62     4.29     7.34      7.64
JPVF High Yield Bond           01/01/98     4.48       1.51      1.51     -1.51      N/A      N/A     -0.04
PIMCO Total Return (7)         12/31/97     2.37       8.43      8.43      8.54     6.41      N/A      6.41
JPVF Money Market              08/01/95     0.11       0.62      0.62      2.99     3.43     3.42      4.10

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(3) The inception date of Class II shares, in which this Division invests, was 05/01/02. The performance shown for the period from 12/31/96 through 04/30/02 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to Class II shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The total returns of these Portfolios reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Without these arrangements, total returns would have been lower.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2002, and for the periods ended December 31, 2001 and 2000, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal address of Ernst & Young, LLP is 202 Centre Port Drive, Suite 200, Greensboro, NC 27401.

The consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2002, and for each of the three years in the period ended December 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.


FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TO BE FILED BY AMENDMENT

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn2

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn2

     (d) (i)   Specimen Policy.Fn2

         (ii)  Form of Riders.Fn3

     (e) Application. To be filed by Post-Effective Amendment.

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn4

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn4

     (g) Reinsurance Contracts. To be filed by Post-Effective Amendment.

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn5

         (ii) Participation Agreement between Jefferson Pilot Financial Insurance Company and T. Rowe Price Equity Series, Inc. To be filed by Post-Effective Amendment.

         (iii) Participation Agreement among Jefferson Pilot Financial Insurance Company, Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation. To be filed by Post-Effective Amendment.

          (iv) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc., and Chubb Life Insurance Company.Fn2

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporatoin, and Chubb Life Insurance Company of America.Fn2

                 (b) Addendum to the Participation Agreement.Fn2

                 (c) Addendum to the Participation Agreement.Fn2

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn2

                 (b) Addendum to the Participation Agreement.Fn2

                 (c) Addendum to the Participation Agreement.Fn2

          (vii) (a) Participation Agreement by and amount Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

                 (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P, and Jefferson Pilo Financial Insurance Company.Fn7

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn2

          (x) Participation Agreement between Jefferson Pilot Financial Insurance Company and Deutsche VIT Funds. To be filed by Post-Effective Amendment.

          (xi) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn7

          (xii) Participation Agreement between Jefferson Pilot Financial Insurance Company and ProFunds VP. To be filed by Post-Effective Amendment.

          (xiii) Participation Agreement between Jefferson Pilot Financial Insurance Company and American Funds Insurance Series. To be Filed by Post-Effective Amendment.

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion.Fn2

     (l) Actuarial opinion and consent (to be filed by post-effective
     Amendment).

     (m) Sample calculation of items illustrated (filed herewith).

     (n) Not Applicable.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn6

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 of JPL Separate Account B of Jefferson Pilot Life America Insurance Company (fka Colonial Separate Account B) dated April 22, 1996 (File No. 33-77496).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     Director, Executive Vice President

Kenneth C. Mlekush                  Director, President

Hoyt J. Phillips                    Director, Senior Vice President

David A. Stonecipher                Director, Chairman and Chief Executive Officer

John D. Hopkins                     Executive Vice President and General Counsel

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.                Senior Vice President and Chief Life Actuary

Richard T. Stange                   Senior Vice President, Deputy General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                    Vice President

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 26, 2002.


Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.


         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 President
David K. Booth                      Vice President, Marketing
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer

DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account A, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 10th day of February, 2003.


(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY OF AMERICA (Depositor)


                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----

/s/ David A. Stonecipher              Director; Chairman of      February 10, 2003
-----------------------------------   the Board and Chief
    David A. Stonecipher              Executive Officer

/s/ Kenneth C. Mlekush
-----------------------------------   Director; President        February 10, 2003
    Kenneth C. Mlekush

/s/ Dennis R. Glass                   Director; Executive        February 10, 2003
-----------------------------------   Vice President
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      February 10, 2003
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        February 10, 2003
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           February 10, 2003
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   February 10, 2003
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX

13       Illustrated Sample Calculations